                          SCHEDULE 14A (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [_]

Check the appropriate box

[_] Preliminary proxy statement
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             VITRONICS CORPORATION
                (Name of Registrant as Specified in Its Charter)

                             VITRONICS CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

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  (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11

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  (4) Proposed maximum aggregate value of transaction:

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  Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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

                             VITRONICS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 4, 1995

TO THE STOCKHOLDERS
OF VITRONICS CORPORATION:

  The Annual Meeting of Stockholders of Vitronics Corporation (the "Company") will be held on Thursday, May 4, 1995 at 10:00 a.m., local time, at the Company's headquarters, 1 Forbes Road, Newmarket, New Hampshire, to consider and act upon the following matters:

    1. To elect one Class B director to the Board of Directors to serve until the 1998 annual meeting of stockholders and thereafter until his successor is duly elected and qualified.

    2. To approve the adoption by the Board of Directors of the Company's 1995 Key Employees' Stock Option Plan.

    3. To ratify the appointment by the Board of Directors of Coopers & Lybrand L.L.P. as the Company's independent auditors for the 1995 fiscal year.

    4. To transact such other business as may properly be presented to the meeting or any adjournment thereof.

  A copy of the Annual Report to Stockholders for the fiscal year ended December 31, 1994 has been mailed to the Stockholders prior to or simultaneously with the mailing of this proxy material.

  The Board of Directors has fixed March 24, 1995 as the record date for determining the Stockholders entitled to notice of and to vote at the Annual Meeting.


 YOUR VOTE IS IMPORTANT TO THE COMPANY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE AND DATE YOUR ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.


                                          By Order of the Board of Directors,

                                          Lorraine D. Giordano
                                          Clerk

Newmarket, New Hampshire
April 3, 1995

                             VITRONICS CORPORATION

                                PROXY STATEMENT
                  ANNUAL MEETING OF STOCKHOLDERS--MAY 4, 1995

  This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Vitronics Corporation (the "Company") for use at the 1995 annual meeting of the stockholders of the Company to be held May 4, 1995, at the time and place and for the purposes set for in the accompanying notice. This Proxy Statement and form of proxy are being mailed to stockholders on or about April 3, 1995.

  Unless otherwise directed by individual stockholders, all proxies properly executed and duly returned by a stockholder of the Company will be voted for the nominee named herein for election to the Board of Directors, for the approval of the Board of Directors' adoption of the Company's 1995 Key Employees' Stock Option Plan and to ratify the Board of Directors' appointment of independent auditors. In addition, all proxies will be voted in accordance with the judgment of the proxy holders with respect to any other matter that may properly come before the meeting.

  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by delivering notice of such revocation or a duly executed proxy bearing a later date to the Clerk of the Company or by attending the meeting and voting in person. Shares represented by proxy will be voted at the meeting.

  Holders of record of the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), outstanding as of the close of business on March 24, 1995 are entitled to notice of and to vote at the meeting or any adjournment thereof. Holders of Common Stock are entitled to one vote for each share held on matters properly presented at the meeting.

  The holders of a majority of the shares of the Common Stock entitled to vote, present in person or by proxy, will constitute a quorum for the transaction of business at the meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. A simple majority of the shares present and voting, in person or by proxy, may elect the Class B director nominee, approve the Board's adoption of the 1995 Key Employees' Stock Option Plan and ratify the Board's appointment of independent auditors. Abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on the matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. As of March 24, 1995, there were 7,552,488 shares of Common Stock outstanding. Each director and officer of the Company has informed the Company that he intends to vote for the approval of the proposals set forth in the notice of meeting.

                             ELECTION OF DIRECTORS

                                  (PROPOSAL 1)

  In accordance with Massachusetts Business Corporation Law, the Company has a classified Board of Directors currently consisting of two Class A Directors whose terms expire in 1997, two Class B Directors (including one vacancy) whose terms expire in 1995, and three Class C Directors whose terms expire in 1996.

  One Class B director will be elected at the 1995 Annual Meeting. David R.A. Steadman, the current Class B director, has been nominated for re-election, with a term to expire in 1998. No nomination has been made nor will any be accepted at the Annual Meeting for the vacant Class B directorship. The Directors are seeking an individual to fill the vacant seat, but have not yet agreed upon a qualified candidate.

  Proxies solicited by the Board of Directors hereby may not be voted for more than one nominee for each directorship. Should David R.A. Steadman become unable or unwilling to accept nomination or election, it is intended that the persons acting under the proxies will vote for the election of such person as the Board of Directors of the Company may recommend. The Company presently has no reason to believe that Mr. Steadman will refuse or be unable to serve if elected.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEE FOR ELECTION AS A CLASS B DIRECTOR.

  The names of the nominee for election and each other person who will continue as a director after the 1995 Annual Meeting are shown below. The information given herein as to personal background and Common Stock ownership data has been furnished by each director.

                                               POSITION WITH                     DIRECTOR
       NAME               AGE                   THE COMPANY                       SINCE
       ----               ---                  -------------                     --------
CLASS A DIRECTORS
James J. Manfield, Jr...   54 Chairman of the Board, Chief Executive Officer,   1981
                              Chief Financial Officer, Treasurer and Director
Ronald W. Lawler........   47 President, Chief Operating Officer and Director      1992
CLASS B DIRECTOR/NOMINEE
David R.A. Steadman.....   57 Director                                             1987
CLASS C DIRECTORS
Allen H. Keough.........   65 Director                                             1989
John F. Rousseau, Jr....   52 Director                                             1993
Robert J. Hanks.........   52 Director                                             1993

  James J. Manfield, Jr. has served as Chairman of the Board and Chief Executive Officer of the Company since September 1983, as Treasurer since October 1990, as Chief Financial Officer since May 1991, and as a Director since the time of its organization. He also served as President of the Company from July 1986 to November 1992 and as Chief Financial Officer from July 1986 to May 1987 and from March 1988 to July 1988.

  Ronald W. Lawler has served as President and Chief Operating Officer and as a Director of the Company since November 1992. From 1989 to 1992, he served as Vice President and General Manager of the Vacuum Products Business Division of Varian Associates (a manufacturer of high vacuum components and systems) located in Lexington, Massachusetts. From April 1987 to April 1989 he was General Manager of the Tempe Electronics Business division of Varian Associates located in Tempe, Arizona.

  David R.A. Steadman has been a Director of the Company since May 1987. Mr. Steadman has served as President of Atlantic Management Associates Inc. of Wolfeboro, New Hampshire, a management services firm, since September 1988. Mr. Steadman served as President and Chief Executive Officer of Integra-A Hotel & Restaurant Co. of Dallas, Texas, a hotel and restaurant chain, from July 1990 until February 1994. From July 1987 to June 1988, Mr. Steadman served as Chief Executive Officer and Chairman of the Board of GCA Corporation of Andover, Massachusetts, a manufacturer of automated capital equipment used in the production of integrated circuits by semi-conductor device manufacturers. From 1980 to 1987, Mr. Steadman served as a Vice President of Raytheon Company of Lexington, Massachusetts, a defense electronics manufacturer. From January 1985 to July 1987, Mr. Steadman served as President of Raytheon Ventures, a venture capital division of Raytheon Company.

  Allen H. Keough has been a Director of the Company since July 1989. Since April 1, 1994, Dr. Keough has served as Vice President--Research and Development of Metallized Products, Inc. Prior to April 1, 1994, Dr. Keough served as Technical Director of Metallized Products, Inc. of Winchester, Massachusetts, a manufacturer of electronic device packaging material, since October 1981.

  John F. Rousseau, Jr. has been a director of the Company since October 1993. Mr. Rousseau was initially appointed to fill a vacant Class C directorship by the Board of Directors pursuant to the terms of a Convertible Subordinated Debenture Purchase Agreement dated as of October 1, 1993 between the Company and New England Growth Fund I, L.P., an investment fund limited partnership the general partner of which is New England Partners I, L.P., a limited partnership in which Mr. Rousseau has served as a general partner since 1992 (see Certain Relationships and Related Transactions below). Since June 1992, Mr. Rousseau has served as Executive Vice President of BCP Ventures, Inc., an investment advisory firm, and since 1991 Mr. Rousseau has served as President of BCP Investment Company, Inc., an investment advisory firm. From 1988 to 1991, Mr. Rousseau served as Senior Vice President of Homart Development Company, a subsidiary of Sears, Roebuck & Co., and from 1986 to 1988, Mr. Rousseau served as Chairman and Chief Executive Officer of Associated Project Control, Inc., a national project management company.

  Robert J. Hanks has been a director of the Company since October 1993. Mr. Hanks was also initially appointed to fill a vacant Class C directorship by the Board of Directors pursuant to the aforementioned agreement between the Company and New England Growth Fund I, L.P. Mr. Hanks has served as a general partner of New England Partners I, L.P., the general partner of New England Growth Fund I, L.P. since June 1992. Since January 1991, Mr. Hanks has served as President of BCP Ventures, Inc., an investment advisory firm and as Executive Vice President of BCP Investment Company, Inc., an investment advisory firm. Mr. Hanks served as President of Vista Investment Co., an investment company, from January 1989 to December 1991. From 1984 to 1990, Mr. Hanks served as President of RJH Associates, Inc. a management consulting firm.

  There are no family relationships between any of the foregoing persons.

COMMITTEES OF THE BOARD

  The Board has an Audit Committee and a Compensation Committee. It does not have a standing nominating committee or a committee performing a similar function. The principal duties of the Audit Committee are to nominate the firm of independent auditors for appointment by the Board; to meet with the independent auditors to review and approve the scope of their audit engagement and the fees related to such work; to meet with the Company's financial management and independent auditors to review matters relating to internal accounting controls, the Company's accounting practices and procedures, and financial condition; and to report to the Board periodically any conclusions or recommendations the Audit Committee may have with respect to such matters. The members of the Audit Committee are Robert J. Hanks and Allen H. Keough, with Mr. Hanks serving as Chairman.

  The principal duties of the Compensation Committee are to review all compensation of the employee-directors and officers of the Company and to prepare recommendations and periodic reports to the Board concerning such matters, and to function as the stock option committee of the Company's 1983, 1983-II, the 1987 Stock Option Plans and 1995 Key Employees Stock Option Plan proposed for approval at the Annual Meeting. The members of the Compensation Committee are James J. Manfield, Jr., John F. Rousseau, Jr. and David R.A. Steadman, with Mr. Steadman serving as Chairman.

  The Board of Directors held five meetings in 1994, the Audit Committee met twice in 1994 and the Compensation Committee held one meeting in 1994. Each Director attended at least 75% of the aggregate number of meetings of the Board and of the Board committees on which he served.

COMPENSATION OF DIRECTORS

  Each non-employee Director of the Company receives an annual stipend of $3,000 for serving on the Board plus $500 for each Board meeting attended.

                       EXECUTIVE OFFICERS OF THE COMPANY

  Listed below are the names, ages, and positions with the Company as of March 24, 1995, of the executive officers of the Company. The Company's executive officers were elected by the Board of Directors to serve in their respective capacities until the first meeting of the Board following the next annual meeting of stockholders and thereafter until their successors are duly elected and qualified.

     NAME                   AGE            POSITION WITH THE COMPANY
     ----                   ---            -------------------------
James J. Manfield, Jr......  54 Chairman of the Board, Chief Executive Officer,
                                Chief Financial Officer, and Treasurer
Ronald W. Lawler...........  47 President and Chief Operating Officer
Albert J. Chanasyk.........  54 Vice President--Engineering
Daniel J. Sullivan.........  37 Corporate Controller
Patrick W. Byrnes..........  48 Vice President--Sales and Marketing

  For a description of the business experience of Messrs. Manfield and Lawler, see Election of Directors above.

  Albert J. Chanasyk has served as Vice President--Engineering of the Company since May 1990. From October 1986 to May 1990, Mr. Chanasyk served as an Engineering Manager for the Ion Beam Implanter division of Eaton Corp. of Beverly, Massachusetts. From May 1984 to October 1986, Mr. Chanasyk served as Director of Engineering and Engineering Manager of Factron, a factory automation division of Schlumberger, located in Latham, New York.

  Daniel J. Sullivan has served as Corporate Controller of the Company since April 1994. From January 1989 through October 1993 he served as Controller of Visual Technology, Inc., of Westboro, Massachusetts, a manufacturer of computer terminals. From May 1987 through January 1989 he served as Assistant Controller, and from November 1985 through May 1987 he served as Accounting Manager at Visual Technology.

  Patrick W. Byrnes has been Vice President of Sales and Marketing at Vitronics since October 1994. From April 1993, until joining the Company, he served as Vice President sales and marketing for Leeman Labs Inc. of Lowell, Massachusetts, a manufacturer of laboratory instrumentation. From 1986 to 1992, Mr. Byrnes held the positions of Director of Sales and Marketing and Assistant General Manager for Balzers Inc. and Varian Associates in the vacuum industry serving semiconductor and other high tech manufacturers.

                             EXECUTIVE COMPENSATION

  The following table summarizes compensation paid or accrued by the Company to its Chief Executive Officer and its two* other most highly compensated executive officers for services rendered in all capacities to the Company during 1994.

SUMMARY COMPENSATION TABLE

                                                          LONG-TERM
                                                         COMPENSATION
                                ANNUAL COMPENSATION         AWARDS
                               ----------------------    ------------
                                                                       ALL OTHER
        NAME AND                 SALARY      STOCK                    COMPENSATION
   PRINCIPAL POSITION     YEAR   ($)(A)      BONUS       OPTIONS (#)     ($)(B)
   ------------------     ---- ----------- ----------    ------------ ------------
James J. Manfield, Jr. .  1994 $132,355.52 $26,500.00       50,000     $2,512.00
 Chairman and Chief       1993 $115,599.86 $        0       25,000     $2,279.41
 Executive Officer        1992 $ 92,610.00 $        0       50,000     $1,472.00

Ronald W. Lawler........  1994 $132,355.52 $41,500.00(c)    50,000     $2,335.00
 President and Chief      1993 $115,599.86 $        0       75,000     $       0
 Operating Officer        1992 $ 17,700.00 $        0      186,000     $       0

Albert J. Chanasyk......  1994 $111,384.53 $ 5,500.00       10,000     $1,832.00
 Vice President--         1993         N/A        N/A          N/A           N/A
 Engineering              1992         N/A        N/A          N/A           N/A

--------
(a) Includes compensation deferred at the election of the named executive officer pursuant to a plan established under Section 401(k) of the Internal Revenue Code (the "401(k) Plan").
(b) Includes $1,985.00, $1,985.00 and $1,588.00 for Messrs. Manfield, Lawler and Chanasyk, respectively, representing the Company's 1994 matching contribution to the 401(k) Plan based upon the amount of compensation deferred under such plan by each executive officer, and $527.00, $350.00, and $244.00 for the premiums paid in 1994 by the Company on a group term life insurance policies on behalf of Messrs. Manfield, Lawler and Chanasyk, respectively.
(c) Includes $15,000 sales commission.

 * No other executive officers earned in excess of $100,000 of salary and bonus in 1994.

  Option/SAR Grants Table. The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1994 to the named executive officers of the Company appearing in the Summary Compensation Table. No stock appreciation rights were granted during such year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                           NUMBER OF      PERCENTAGE OF
                           SECURITIES   TOTAL OPTIONS/SARS
                           UNDERLYING       GRANTED TO     EXERCISE OR
                          OPTIONS/SARS     EMPLOYEES IN    BASE PRICE  EXPIRATION
       NAME              GRANTED (#)(A)    FISCAL YEAR     ($/ SHARE)     DATE
       ----              -------------- ------------------ ----------- ----------
James J. Manfield, Jr...     50,000            24.5%         $1.3125    12/19/99
Ronald W. Lawler........     50,000            24.5%         $1.3125    12/19/99
Albert J. Chanasyk......     10,000             4.9%         $1.3125    12/19/99

--------
(a) All options were granted in December 1994, 20% of such options immediately vested and the remaining options will vest over the next four years in 20% increments.

  Year-End Option Table. The following table sets forth certain information regarding stock options held as of December 31, 1994 for the named executive officers of the Company appearing in the Summary Compensation Table. No stock options were exercised by any named executive officer during the fiscal year ended December 31, 1994.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR END
                     AND FISCAL YEAR END OPTION/SAR VALUES

                         NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED,
                          UNEXERCISED OPTIONS/SARS HELD               IN-THE-MONEY
                               AT FISCAL YEAR END                   OPTIONS/SARS (A)
                          -------------------------------     -------------------------
     NAME                 EXERCISABLE       UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
     ----                 -----------       -------------     ----------- -------------
James J. Manfield, Jr..    58,800            66,200           $ 88,200.00  $ 99,300.00
Ronald W. Lawler........  151,600           159,400           $227,400.00  $239,100.00
Albert J. Chanasyk......   55,000            18,000           $ 82,500.00  $ 27,000.00

--------
(a) Value is based upon the last sales price ($1.50) per share on December 31, 1994 as reported on the American Stock Exchange.

                             EMPLOYMENT AGREEMENTS

  In March 1995, the Company renewed its Employments Agreements with Messrs. Manfield and Lawler for a one-year period which agreements shall automatically renew for additional one year periods unless terminated pursuant to the terms thereof. Such agreements each provide for a 12 month severance payment to Messrs. Manfield and Lawler, respectively, at his then current salary, if terminated by the Company prior to a change in control and a 24 month severance at his then current salary if (i) terminated by the Company subsequent to certain changes in control or (ii) if terminated by either Messrs. Manfield or Lawler, respectively, for certain reasons subsequent to a change in control. Messrs. Manfield's and Lawler's salary are each set at an annualized rate of $140,000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth certain information as of March 24, 1995 with respect to the beneficial ownership of the Company's Common Stock by each director, the Chief Executive Officer and two other named executive officers*, all executive officers and directors as a group, and, as of December 31, 1994, each person believed to be a beneficial owner of 5% or more of the Common
Stock:

NAME AND ADDRESS**                            AMOUNT AND NATURE OF     PERCENT
OF BENEFICIAL OWNER                           BENEFICIAL OWNERSHIP(A) OF CLASS(B)
-------------------                           ----------------------- -----------
  James J. Manfield, Jr......................         498,544(c)          4.44%
   27 North Shore Road
   Hampton, NH 03842
  David R.A. Steadman........................          79,000(d)           ***
  Allen H. Keough............................          15,000(e)           ***
  Ronald W. Lawler...........................         190,600(f)          1.70%
  Albert J. Chanasyk.........................          55,000(g)           ***
  John F. Rousseau, Jr.......................       2,412,000(h)         21.50%
   313 Congress Street,
   Boston, MA 02210
  Robert J. Hanks............................       2,412,000(h)         21.50%
   313 Congress Street
   Boston, MA 02210
  New England Growth Fund I, L.P.............       2,400,000(i)         21.39%
   313 Congress Street
   Boston, MA 02210
  All executive Officers and Directors as a
   Group (8 persons).........................       3,271,644(j)         29.16%

--------
  * No other executive officers earned in excess of $100,000 of salary and bonus in 1994.
 ** Furnished for 5% or more beneficial owners.
*** Denotes less than 1% of class.

(a) Unless otherwise indicated in the following notes, ownership is both beneficial and of record. All information with respect to beneficial ownership has been furnished by the respective directors, officers and 5% owners.
(b) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of ownership of such individual or group, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person shown in the table.
(c) Includes 10,000 shares owned by family members as to which beneficial ownership is disclaimed and 58,800 shares which may be acquired upon the exercise of stock options within 60 days of April 1, 1995.
(d) Includes 28,000 shares which may be acquired upon the exercise of stock options within 60 days of April 1, 1995.
(e) All 15,000 shares may be acquired upon the exercise of stock options within 60 days of April 1, 1995.
(f) Includes 151,600 shares which may be acquired upon the exercise of stock options within 60 days of April 1, 1995.
(g) All 55,000 shares may be acquired upon the exercise of stock options within 60 days of April 1, 1995.
(h) Includes 12,000 shares which may be acquired upon the exercise of stock options within 60 days of April 1, 1995 and 2,400,000 shares which may be acquired at any time upon conversion of the Company's $1,200,000 Subordinated Convertible Debenture dated October 1, 1993 held by New England Growth Fund I, L.P. ("NEGFILP") Messrs. Rousseau and Hanks are general partners of New England Partners I, L.P., the general partner of NEGFILP.
(i) All of such shares may be acquired at any time upon conversion of the Company's $1,200,000 Subordinated Convertible Debenture dated October 1, 1993 held by NEGFILP.
(j) Includes 2,741,900 shares which may be acquired upon (i) the exercise of stock options and (ii) conversion of the Company's $1,200,000 Subordinated Convertible Debenture dated October 1, 1993.

                APPROVAL OF 1995 KEY EMPLOYEES STOCK OPTION PLAN

                                  (PROPOSAL 2)

  On March 17, 1995, the Board of Directors voted, subject to approval by the stockholders, to adopt the 1995 Key Employees Stock Option Plan (the "Plan"). A copy of the Plan is attached as Appendix A.

  The Plan will be administered by the Compensation Committee of the Board. The Committee has the authority to make awards of stock, grant purchase rights to purchase stock at prices determined by the committee, and grant options to purchase stock (both incentive stock options and non-qualified stock options).

  All employees, officers, directors and consultants of the company are eligible grantees of stock awards, non-qualified stock options and direct stock purchase authorizations, but only employees of the Company are eligible to be granted incentive stock options. As of March 24, 1995, approximately 116 persons were eligible to participate in the Plan. All awards, options and purchase authorizations are granted at the discretion of the Committee based on the Committee's evaluation of appropriate incentives. No person may receive awards, options, and/or purchase authorizations with respect to more than 100,000 shares of Common Stock in any calendar year.

  The Committee has the authority to determine the option price for options granted (subject to rules limiting the grant of the incentive stock options to a price of not less than the fair market value of the stock at the time of the grant of the option or, in certain circumstances, at an option price at least equal to 110% of the fair market value of the stock at the time the option is granted), the purchase price for direct purchase authorizations, the expiration date of options granted (subject to a limit of 10 years for non-qualified options, 10 years for incentive stock options, and five years for certain incentive stock options granted to holders of more than 10% of the Common Stock), the vesting schedules to which options will be subject and whether stock issued through awards or purchase authorizations or upon exercise of options will be subject to transfer restrictions or repurchase rights of the Company. The Committee has the authority to accelerate the vesting schedule of any option, for any reason, including a change of control.

  Stock purchase authorizations and options may be exercised in cash, or subject to the discretion of the Committee, with shares of Common Stock having a fair market value at least equal to the exercise price.

  The following is a brief summary of the principal federal income tax consequences of incentive stock options and non-qualified stock options:

  Incentive Stock Options. No taxable income is recognized by the optionholder upon the grant or exercise of an incentive stock option ("ISO"). If no disposition of shares issued to an optionholder pursuant to the exercise of an ISO is made by the optionholder within two years from the date of grant of the option or within one year after the transfer of such shares to the optionholder, then (a) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionholder as long term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of ISOs will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionholder.

  If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), then (a) the optionholder will generally recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. Special rules apply where all or a portion of the exercise price of the ISO is paid by tendering shares of Common Stock. A disqualifying disposition will eliminate the item of tax preference associated with the exercise of the ISO.

  Non-Qualified Stock Options. No taxable income is recognized by the optionholder at the time the option is granted. Generally, (a) at exercise, ordinary income is recognized by the optionholder in an amount equal to the difference between the option price and the fair market value of the shares on the date of the exercise, and the Company receives a tax deduction for the same amount, and (b) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held.

  The Plan may be terminated or amended at any time by the Board of Directors of the Company except that the Board may not increase the number of shares reserved under the Plan, modify the eligibility or exercise price for persons receiving incentive stock options, or extend the expiration date of the Plan without stockholder approval not later than 12 months after such Board action.

  Awards to be made under the Plan are not determinable at this time.

  On March 21, 1995, the Company's Common Stock (trading on the American Stock Exchange) sold at a high and low of $1.75 and $1.625, respectively.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE 1995 KEY EMPLOYEES STOCK OPTION PLAN.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                                  (PROPOSAL 3)

  Upon recommendation of the Audit Committee, the Board of Directors voted to appoint Coopers & Lybrand L.L.P. to act as independent auditors for the Company for the year ending December 31, 1995.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1995.

  Representatives of Coopers & Lybrand L.L.P. are expected to be present at the annual meeting with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Insiders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to the Company's Insiders were satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On October 1, 1993, the Company and New England Growth Fund I, L.P., a Delaware limited partnership (the "Purchaser"), entered into a Convertible Subordinated Debenture Purchase Agreement (the "Debenture Agreement"). Under the terms of the Debenture Agreement, the Company issued a 10% Convertible Subordinated Debenture (the "Debenture") to the Purchaser in the principal amount of $1,200,000. The Purchaser may convert the Debenture, in whole or in part, into the Company's Common Stock at any time at the conversion price of $.50 per share, subject to certain anti-dilution adjustments. If the Debenture were converted in full, the Purchaser would own, as of the date of this Proxy Statement, approximately 25% of the Company's outstanding Common Stock. Messrs. Rousseau and Hanks, Class C Directors of the Company, are general partners of the general partner of the Purchaser and serve as directors of the Company pursuant to the terms of the Debenture Agreement. In January 1994, the Purchaser lent $350,000 to the Company on a short term, secured basis. Such loan was repaid in full prior to March 31, 1994.

                                 OTHER BUSINESS

  Management does not intend to bring any matters before the meeting other than those set forth in the accompanying notice. Management knows of no other matters to be brought before the meeting by others. However, if any other matters are properly brought before the meeting, the persons named in the enclosed form of proxy will vote in accordance with their judgment on such matters.

                            SOLICITATION OF PROXIES

  The cost of preparing and mailing the enclosed material will be borne by the Company. In addition to the solicitation of proxies by mail, it is possible that certain of the officers, directors and employees of the Company may solicit proxies on behalf of the Board of Directors by telephone, telegraph and in person, with the cost of any such solicitation to be borne by the Company. No additional compensation will be received by any officer, director or employee of the Company in connection with any such proxy solicitation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Common Stock.

                             STOCKHOLDER PROPOSALS

  A proposal submitted by a stockholder for action at the Company's 1996 annual meeting of stockholders must be received at the Company's headquarters, 1 Forbes Road, Newmarket, New Hampshire, 03857-2099, no later than December 16, 1995, in order to be included in the Company's Proxy Statement for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

                                          By Order of the Board of Directors,

                                          Lorraine D. Giordano
                                          Clerk
Newmarket, New Hampshire
April 3, 1995

                                                                      APPENDIX A

                             VITRONICS CORPORATION

                      1995 KEY EMPLOYEES STOCK OPTION PLAN

  1. Purposes. This 1995 Key Employees Stock Option Plan (the "Plan") is designed to enable VITRONICS CORPORATION, a Massachusetts corporation with its principal place of business located in Newmarket, New Hampshire (the "Company") and its Affiliates to continue to be able to attract and retain persons of ability as key employees, officers, directors and consultants and to motivate such persons to exert their best efforts on behalf of the Company and its Affiliates by providing them with awards of stock in the Company and/or opportunities to purchase stock in the Company, all in the manner provided herein.

  2. Definitions.

  "Affiliate" means any corporation which owns fifty percent (50%) of the voting power of the Company or any other corporation (other than the Company) in an unbroken chain of corporation beginning with the Corporation if each of the corporations other than the last in such chain owns stock possessing at least fifty percent (50%) of the voting power in one of the other corporations in such chain.

  "Award" means Common Stock awarded hereunder to Eligible Recipients.

  "Board" means the Board of Directors of the Company.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the committee established to administer the Plan as provided in Section 3(a).

  "Common Stock" means shares of common stock of the Company ($.01 par value) and such other stock as shall be substituted therefor as provided in Section 15.

  "Company" shall have the meaning set forth in Section 1 hereof.

  "Date of Grant" means the date on which the Committee authorizes the granting of a Stock Right or such later date as may be specified by the Committee at the time of such authorization; provided, however, that with respect to Stock Rights granted pursuant to Section 3(d) such term shall mean the date on which the granting of such Stock Right is authorized by the Board or by the committee established pursuant to Section 3(d) to whom the Board has delegated such authority.

  "Disability" shall mean "Permanent and Total Disability" as defined in
Section 22(e) (3) of the Code.

  "Disqualifying Disposition" shall have the meaning set forth in Section 22.

  "Eligible Recipient" means a person who satisfies the eligibility requirements of Section 4 applicable to the Stock Right proposed to be granted to him.

  "Grantee" means an Eligible Recipient to whom a Stock Right has been granted under this Plan.

  "ISO" means an Option which qualifies as an incentive stock option under
Section 422(b) of the Code.

  "Non-Qualified Option" means an Option which does not qualify as an ISO.

  "Option" means a right to purchase Common Stock granted to an Eligible Recipient pursuant to this Plan.

  "Optionee" means an Eligible Recipient to whom an Option has been granted under this Plan.

  "Plan" means the VITRONICS CORPORATION 1995 Key Employees Stock Option Plan.

  "Purchase" means an opportunity to make a direct purchase of Common Stock granted to an Eligible Recipient pursuant to this Plan.

  "Stock Option Agreement" means the agreement executed between the Corporation and a Grantee pursuant to Section 13.

  "Stock Rights" collectively refers to Options, Awards and Purchases.

  3. Administration of the Plan.

  A. The Plan shall be administered by a Committee consisting of not less than two members of the Board who shall be appointed by and serve at the pleasure of the Board. No member of the Committee, while a member, shall be eligible to participate in the Plan.

  B. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and its Affiliates (from among the class of employees eligible under Section 4 to receive ISOs) to whom ISOs may be granted and to determine (from among the class of individuals and entities eligible under Section 4 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to Section 8) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee decides to grant a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

  4. Eligibility Requirements. ISOs may be granted to any employee of the Company or any Affiliate. Those officers and directors of the Company or any Affiliate who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Affiliate. The Committee may take into consideration a candidate's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option, an Award or an authorization to make a Purchase. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

  5. Stock. The aggregate number of shares of Common Stock which may be issued pursuant to the Plan is 300,000, subject to adjustment as provided in Section
15. The Committee may grant ISOs and Non-Qualified Options and may authorize Purchases and Awards with respect to such shares in such combinations and for such amount of shares as it shall desire, provided that the number of shares issuable upon exercise of such Options and Purchases and upon grant of such Awards does not exceed such number, as adjusted. Stock subject to Options, Awards and Purchases may be authorized but unissued shares of Common Stock or

Common Stock held in the treasury of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Option and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

  6. Granting of Stock Rights. The Committee is authorized to grant Stock Rights under the Plan at such time or times as it may determine, provided that the Committee shall not grant Stock Rights under the Plan after March 17, 2005. The Committee shall have the right, with the consent of the Optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to
Article 18. Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock with respect to which Options or Awards may be granted pursuant to the Plan during any calendar year to any Eligible Recipient shall not exceed 100,000.

  7. Minimum Option Price; ISO Limitations.

  A. The exercise price specified in the Stock Option Agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the Date of Grant. In the case of an ISO to be granted to an Eligible Recipient owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price specified in the Stock Option Agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the Date of Grant.

  B. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any Eligible Recipient are exercisable for the first time by such Eligible Recipient during any calendar year (under all stock option plans of the Company and any Affiliate) exceed $100,000.

  C. If on the Date of Grant the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Date of Grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market System. However, if the Common Stock is not publicly traded on the Date of Grant, "fair market value" shall be deemed to be the fair value of the Common Stock on the Date of Grant as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

  8. Option Duration. Subject to earlier termination as provided in Sections 11 and 12, each Option shall expire on the date specified by the Committee, but not more than (i) ten years and one day from the Date of Grant in the case of Non-Qualified Options, (ii) ten years from the Date of Grant in the case of ISOs generally, and (iii) five years from the Date of Grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate. Subject to earlier termination as provided in Sections 11 and 12, the term of each ISO shall be the term set forth in the Stock Option Agreement granting such ISO, unless any part of such ISO is converted into a Non-Qualified Option pursuant to Section 18 and pursuant to such conversion the Committee elects to extend the exercise period applicable to such part.

  9. Exercise of Option. Subject to the provisions of Sections 11 through 14, each Option granted under the Plan shall be exercisable as follows:

  A. The Option shall either be fully exercisable on the Date of Grant or shall become exercisable thereafter in such installments as the Committee may specify.

  B. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

  C. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that no partial exercise of such Option or installment within any year shall be for less than 20 whole shares of Common Stock as constituted on the Date of Grant (or the remaining shares of Common Stock purchasable under the Option if less than 20 shares).

  D. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph Section 18) if such acceleration would violate the annual vesting limitation contained in Section 422(b)(7) of the Code, as described in Section 7(B).

  10. Restrictions of Resale.

  A. No Holder of Stock Rights who is an "affiliate" of the Company as defined in the Securities Act of 1933 (the "1933 Act") may sell, transfer or dispose of any shares, except pursuant to an effective Registration Statement under the 1933 Act, without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company that registration under the 1933 Act is not required in connection with such transfer.

  B. The certificates representing the Common Stock acquired under the Plan shall bear the following legend:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN ADDITIONAL RESTRICTIONS SET FORTH
IN THE STOCK OPTION AGREEMENT DATED AS OF     BETWEEN THE ISSUER AND THE
HOLDER."

  11. Termination of Employment. If the Grantee of an ISO ceases to be employed by the Company and all affiliates other than by reason of death or disability, no further installments of such Grantee's ISOs shall become exercisable, and the Grantee's ISOs shall terminate after the passage of 90 days from the date of termination of his or her employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to Section 18. Leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Affiliate to continue the employment of the employee after the approved period of absence. Employment shall also be considered as continuing uninterrupted during any other bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such Grantee's right to reemployment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and its Affiliates, so long as the Optionee continues to be an

Employee of the Company or any Affiliate. Nothing in the Plan shall be deemed to give any Grantee of any Stock Right the right to be retained in employment or other service by the Company or any Affiliate for any period of time.

  12. Death; Disability. If the Grantee of an ISO ceases to be employed by the Company and all Affiliates by reason of his death, any ISO previously granted hereunder to such Grantee may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his or her death, by the Grantee's estate, personal representative or any beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or 365 days from the date of the Grantee's death.

  If the Grantee of an ISO ceases to be employed by the Company and all Affiliates by reason of his Disability, the Grantee shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which the Grantee could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or 365 days from the date of the termination of the Grantee's employment.

  13. Assignability. No Stock Right shall be assignable or transferable by the Grantee thereof except by will or by the laws of descent and distribution, and during the lifetime of the Grantee each Stock Right shall be exercisable only by him.

  14. Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement in such form as the Committee may from time to time approve. Each Stock Option Agreement shall conform to the terms and conditions set forth in Sections 7 through 13 hereof and may contain such other provisions (which may vary as between Grantees) as the Committee deems advisable, including restrictions applicable to shares of Common Stock issuable upon exercise of Options, provided such provisions are not inconsistent with the terms of this Plan. The Committee may, in its discretion, make some or all of the Non-Qualified Options granted under this Plan subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver Stock Option Agreements. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of each Stock Option Agreement entered into pursuant to this Plan.

  15. Adjustments. Upon the happening of any of the following described events, a Grantee's rights with respect to Stock Rights granted hereunder and with respect to Common Stock acquired pursuant to exercise of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in any written agreement between the Grantee and the Company relating to such Stock Right.

  A. In the event shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company or of another corporation, each Grantee of a Stock Right shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock which such Grantee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or exchange; and

  B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which at the time shall be subject to a Stock Right hereunder, each Grantee upon exercising a Stock Right shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his Stock Right and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his Stock Right at all times between the date of grant of such Stock Right and the date of its exercise.

  C. If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives new or additional or different shares or securities in connection with a corporate transaction described in paragraph A above or a stock dividend described in paragraph B above as a result of owning such restricted Common Stock, such new or additional or different shares or securities shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities were issued.

  D. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A or B with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the Grantees of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

  E. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

  F. No fractional shares shall be issued under the Plan. Any fractional shares which, but for this paragraph F, would have been issued to a Grantee pursuant to a Stock Right shall be deemed to have been issued and immediately sold to the Company for their fair market value, and the Grantee shall receive from the Company cash in lieu of such fractional shares.

  G. Upon the happening of any of the events described in paragraphs A or B above, the class and the aggregate number of shares set forth in Section 5 hereof shall be appropriately adjusted to reflect the events described in such paragraphs. The Committee shall determine the specific adjustments to be made under this Section 15 and, subject to Section 3, its determination shall be conclusive.

  16. Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the Grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in (S)l274(d) of the Code, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 15 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

  17. Term and Amendment of Plan.

  A. The effective date of the Plan is March 17, 1995. The Plan shall expire on March 17, 2005 (except as to Options outstanding on that date).

  B. The Board may terminate or amend the Plan in any respect at any time, except that the Board may not (a) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 15); (b) modify the provisions of Section 4 regarding eligibility for grants of ISOs;
(c) modify the provisions of Section 7(A) regarding the exercise price (except by adjustment pursuant to Section 15); or (d) extend the expiration date of the Plan without obtaining the approval of the Company's Stockholders within 12 months before or after any such amendment. Except as provided in the last sentence of paragraph A of this section, in no event may action of the Board or Stockholders alter or impair the rights of a Grantee, without his consent, under any Stock Right previously granted to him.

  18. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Optionee is an employee of the Company or any Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in this Plan shall be deemed to give any Optionee the right to have such Optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the Optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

  19. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

  20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

  21. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require such Grantee to pay additional withholding taxes in respect of the amount that is considered compensation includable in the Grantee's gross income. The Committee in its discretion may condition (i) the exercise of a Non-Qualified Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting of restricted Common Stock acquired by exercising a Stock Right on the Grantee's payment of such additional withholding taxes.

  22. Notice to Company of Disqualifying Disposition. Each Stock Option Agreement entered into between the Company and the Grantee of an ISO granted under this Plan shall provide that the Grantee agrees to notify the Company in writing immediately after the Grantee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of such ISO. A Disqualifying Disposition is any disposition (including any sale) by the Grantee of an ISO of Common Stock acquired pursuant to the exercise of such ISO before the later of
(a) two years after the Date of Grant of such ISO or (b) one year after the date the Grantee acquired such Common Stock by exercising the ISO, provided, however, that the foregoing rules shall not apply to dispositions of such Common Stock after the death of such Grantee by his or her legal representative, devisees or heirs.

  23. Governing Law; Construction. The validity and construction of the Plan and Stock Option Agreements entered into hereunder shall be governed by the laws of the Commonwealth of Massachusetts.

In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

  The Company has caused its duly authorized officer to execute this Plan as of March 17, 1995.

                                          Vitronics Corporation


                                          By: _________________________________

                                              Title: __________________________

[X] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS EXAMPLE        VITRONICS CORPORATION

                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 4, 1995
          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Lorraine D. Giordano and David R.A. Steadman, and either of them, as attorney and proxy with full power of substitution. In the name, place and stead of the undersigned to vote as proxy all the common stock of the undersigned in Vitronics Corporation (the "Company") at the Company's annual meeting of stockholders to be held at 10:00 a.m. local time on May 4, 1995 at the offices of the Company, 1 Forbes Road, Newmarket, New Hampshire, for the purposes of considering and voting upon:

                                                               With-
                                                For            hold
1. Election of one Class B Director:            [_]             [_]

   David R.A. Steadman


2. To approve the adoption of the               For           Against    Abstain
   Company's 1995 Key Employees'                [_]             [_]        [_]
   Stock Option Plan.


3. Ratification of appointment of               For           Against    Abstain
   Coopers & Lybrand L.L.P. as inde-            [_]             [_]        [_]
   pendent auditors of the Company for
   the 1995 fiscal year.

4. To consider and act upon such other business as may properly come before the meeting.


     The Shares represented by this proxy will be voted for the director Nominee and for proposals 2 and 3, if no instruction to the contrary is indicated or if no instruction is given and, in addition, on other business which may properly come before the meeting or any adjournment thereof.

     Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Please be sure to sign and date     Date
   this Proxy in the box below.       -----------------------------


---Stockholder sign above------Co-holder (if any) sign above-------

   Detach above card, sign, date and mail in postage paid envelope provided.

                             VITRONICS CORPORATION
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                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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